SEPARATION AGREEMENT AND GENERAL RELEASE This Separation Agreement and General Release (“Agreement”) is made by and between Daniel A. DuPré (“Employee”) and Federal Signal Corporation (“Company”). The signatories to this Agreement are referred to jointly as the “Parties” and individually as “Party.” WHEREAS, Employee voluntarily resigned from all executive offices of Company and each of its subsidiaries effective April 26, 2022 (“Officer Resignation Date”), including but not limited to the office of Vice President, General Counsel & Secretary and his status as an officer of Company under Section 16 of the Securities and Exchange Act of 1934, as amended (“Section 16 Officer”), thereby ending his status as an officer of Company and each of its subsidiaries on that date; WHEREAS, on August 8, 2022, Employee voluntarily announced his retirement and resignation from employment with Company, to be effective September 2, 2022 (“CBC Retirement Date”), subject to acceleration to an earlier date by Employee in his discretion; WHEREAS, Company and each of its subsidiaries has accepted said resignations effective on the Officer Resignation Date and CBC Retirement Date, as applicable; WHEREAS, in recognition of Employee’s service, Company desires to provide Employee with certain consideration to which Employee would not otherwise be entitled in exchange for Employee’s promises contained herein; and WHEREAS, without either Party admitting or conceding liability or wrongdoing of any kind, the Parties mutually wish to compromise, resolve, and settle all possible disputes and claims on the terms set forth in this Agreement. NOW, THEREFORE, in consideration of the covenants, mutual promises, and agreements contained herein, the sufficiency of which is hereby acknowledged, the Parties agree as follows: 1. Employee acknowledges and agrees that: (a) effective as of the Officer Resignation Date, he has voluntarily resigned from all executive offices of Company and each of its subsidiaries, including but not limited to the office of Vice President, General Counsel & Secretary and his status as a Section 16 Officer; (b) effective as of the CBC Retirement Date, subject to acceleration by Employee in his discretion, Employee has voluntarily retired and resigned from employment with Company, thereby discontinuing the employment relationship between the parties on such date; (c) in connection with his resignations as an officer and employee, respectively, Employee is not entitled to any severance and/or separation payments from Company and/or any of its subsidiaries, including but not limited to under the Federal Signal Corporation Executive General Severance Plan (“Executive Severance Plan”), the Federal Signal Corporation General Severance Pay Plan (“General Severance Plan”), his Executive Change-in-Control Severance Agreement Tier 1 (“CIC Agreement”), or any other agreement or practice, policy, or procedure of Company and/or any of its subsidiaries; (d) Employee’s departure from Company is being undertaken by Employee of his own volition and Employee is not asserting, will not assert, and waives and relinquishes his ability to assert his departure was by Employee for “Good Reason” and/or by Company “without Cause” for purposes of the Executive Severance Plan and/or the CIC Agreement; (e) Employee’s participation in the Executive Severance Plan ends in perpetuity on the Officer Resignation Date, with no amounts due or payable to Employee under said plan with respect to any termination that occurs on or after the Officer Resignation Date, whether initiated by Employee with or without Good Reason (as defined by the Executive

2   Severance Plan) or by Company with or without Cause (as defined by the Executive Severance Plan); and (f) the CIC Agreement is null, void, and of no further force or effect as of and after the CBC Retirement Date. 2. Provided Employee executes this Agreement following his last day of employment, Employee’s resignation from all offices on the Officer Resignation Date and from employment on the CBC Retirement Date shall be deemed a “retirement” for purposes of Employee’s outstanding equity and incentive compensation awards with an effective date of retirement for such purposes of September 2, 2022 (the “CBC Retirement Date”), with the following specific effects: a) in accordance with and pursuant to Section 7 of Employee’s 2020 and 2021 non-qualified stock option (“NQSO”) award agreements and applicable plan documents, accelerated pro-rata vesting of Employee’s unvested stock options under such awards in the amounts of 1327 and 820 stock options, respectively, on the CBC Retirement Date; b) in accordance with and pursuant to: (i) Section 16 (and expressly not withstanding Section 7) of Employee’s 2016, 2017, 2018, 2019, 2020 and 2021 NQSO award agreements and applicable plan documents, the expiration date (i.e., the date on which Employee’s vested stock options will expire if not exercised) for Employee’s vested stock options under such award agreements (inclusive of stock options pro-rata vesting on the CBC Retirement Date pursuant to Paragraph 2(a) above) is extended to the earlier of: (A) the date five (5) years from the CBC Retirement Date (i.e., to September 2, 2027); and (B) the last date on which such options could have been exercised under the terms of the applicable award agreement absent early termination due to termination of employment; c) in accordance with and pursuant to Section 6(B) of Employee’s 2020 and 2021 restricted stock award (“RSA”) agreements and applicable plan documents, pro-rata vesting of restricted stock in the amounts of 2608 and 1031 units, respectively, on the CBC Retirement Date. Employee’s 2020 and 2021 RSA award agreements are amended and restated as reflected in the Amended and Restated RSA Agreements contained in Exhibit A; d) in accordance with and pursuant to Section 2 of Employee’s 2020 and 2021 performance share unit (“PSU”) award agreements and applicable plan documents, accelerated pro-rata vesting of PSUs under such awards in the amounts of 5909 and 2333, respectively, on the CBC Retirement Date. These pro-rata, vested PSUs shall be earned, if at all, based on actual performance through the end of each PSU award agreement’s applicable three (3) year performance period. If applicable, earned PSUs under such award agreements shall be distributed to Employee at the same time other 2020 and 2021 PSU award recipients receive distribution after the end of the performance periods applicable to such award. Employee’s 2020 and 2021 PSU award agreements are amended and restated as reflected in the Amended and Restated PSU Award Agreements contained in Exhibit B. 3. Employee will be entitled to be paid: (i) any earned but unpaid salary as of Employee’s last date of employment; (ii) any accrued but unused vacation days as of Employee’s last date of employment. No other compensation is due and owing to Employee, including but not limited to any severance or separation pay, under the Executive Severance Plan, the General Severance Plan, the CIC, or otherwise. Except as so stated, no other compensation or benefits are payable to Employee.

3   4. Employee, on his own behalf and on behalf of all of his personal representatives, heirs, estate, executors, transferees, agents, attorneys, successors, and assigns, hereby releases and forever discharges Company and its parents, subsidiaries, affiliates, successors, assigns, and its and their past, present, and future agents, attorneys, representatives, principals, directors, partners, members, shareholders, officers, owners, and employees (collectively the “Releasees”), from any and all claims, causes of action, demands, damages, or liability of any nature whatsoever, known or unknown, suspected or unsuspected, disclosed or undisclosed, arising or which could have occurred from the beginning of time to the date on which Employee signs this Agreement, under the ADEA. Excluded from this release of ADEA claims is Employee’s right to file an administrative charge of age discrimination. However, Employee agrees that he is hereby waiving and releasing his right to any monetary recovery should an administrative agency or anyone else pursue a charge or other claim on his behalf against Company and/or any other Releasee for age discrimination. Moreover, this Agreement shall not operate to waive rights, causes of action, or claims under the ADEA if those rights, causes of action, or claims arise after the date on which Employee signs this Agreement. Nor shall this Agreement preclude Employee from challenging the validity of this Agreement under the ADEA. 5. Employee, on his own behalf and on behalf of all of his personal representatives, heirs, estate, executors, transferees, agents, attorneys, successors, and assigns, hereby releases and forever discharges Company and each Releasee from any and all claims, causes of action, demands, damages, or liability of any nature whatsoever, known or unknown, suspected or unsuspected, disclosed or undisclosed, arising or which could have occurred from the beginning of time to the date on which Employee signs this Agreement, that do not arise under the ADEA, including but not limited to those which arise out of, concern, or relate in any way to his employment or the cessation of his employment with Company and/or any other Releasee. For instance, without limiting the generality of the foregoing, the matters released and forever discharged herein include but are not limited to: (a) claims arising under Title VII of the Civil Rights Act, the Employee Retirement Income Security Act, the Rehabilitation Act, the Americans with Disabilities Act, the Family and Medical Leave Act, the Civil Rights Act of 1991, the Genetic Information Non- Discrimination Act, Sections 1981 through 1988 of Title 42 of the United States Code, the Illinois Human Rights Act, the Right to Privacy in the Workplace Act, the Illinois Health and Safety Act, the Illinois Worker Adjustment and Retraining Notification Act, the Illinois One Day Rest in Seven Act, the Illinois Union Employee Health and Benefits Protection Act, the Illinois Employment Contract Act, the Illinois Labor Dispute Act, the Victims' Economic Security and Safety Act, the Illinois Whistleblower Act, the Illinois Equal Pay Act, the Cook County Human Rights Ordinance, the City of Chicago Human Rights Ordinance, and/or any other federal, state, municipal, or local employment discrimination, retaliation, and/or harassment statutes, laws, regulations, and ordinances (each as amended); (b) claims arising under any other federal, state, municipal, or local statute, law, ordinance or regulation (each as amended); (c) any other claim whatsoever including, but not limited to claims for severance pay under any voluntary or involuntary severance/separation plan, policy, or program maintained by Company and/or any other Releasee, including but not limited to the Executive Severance Plan, the General Severance Plan, and the CIC Agreement; (d) claims for attorneys’ fees; and (e) claims based upon breach of contract, unpaid bonus, wrongful termination, retaliation, defamation, intentional infliction of emotional distress, tort, tortious interference with contract, tortious interference with prospective economic relations, personal injury, invasion of privacy, violation of public policy, retaliatory discharge, wrongful discharge, whistleblowing, libel, slander, defamation, negligence and/or any other common law, statutory, or other claim whatsoever arising out of or relating to his employment with and/or separation from employment with Company and/or

4   any other Releasee. To the extent permitted by law, Employee further waives, releases, and discharges Company and the other Releasees from any reinstatement rights which he has or could have. Excluded from this release are any claims which cannot be waived or released in this manner as a matter of law, including claims for any workers’ compensation injury (the existence of which Employee is unaware), and the right to file an administrative charge of discrimination. However, Employee agrees that he is hereby waiving and releasing his right to any monetary recovery should an administrative agency or anyone else pursue a charge or other claim on his behalf against Company and/or any other Releasee. 6. No federal, state or local government agency is a party to this Agreement and none of the provisions of this Agreement restrict or in any way affect a government agency’s authority to investigate or seek relief in connection with any of the released claims. However, if a government agency were to pursue any matters falling within the release of claims, which it is free to do, Employee and Company agree that this Agreement shall control as the exclusive remedy and full settlement of all released claims between Employee and Company. This Agreement is binding as between two private parties, Company and Employee. Therefore, this Agreement affects the Parties’ rights only, with no impact or restrictions on any third parties, including any government agency, except as set forth in Paragraph 28 of this Agreement. 7. Employee agrees that if he pursues a lawsuit on a claim that was released pursuant to this Agreement, in addition to any other remedies and recourse available to Company and/or the other Releasees, this Agreement will serve as a complete defense to, and a basis to dismiss, any such lawsuit. Further (other than in connection with a lawsuit brought under the ADEA), Company and/or any other Releasee will be entitled to recover from Employee its reasonable attorneys’ fees and costs in the successful defense of any such lawsuit or the enforcement of this Agreement. 8. Employee agrees that, to the extent that any federal, state or local taxes may be or become due or payable as a result of the separation payments and/or other actions set forth in Paragraphs 2 and 3 of this Agreement, Employee shall be solely responsible for paying such taxes; provided, however that Company shall have the right to withhold from any amount payable hereunder any federal, state, and local taxes in order for Company to satisfy any withholding tax obligation it may have under any applicable law or regulation. Employee further agrees that Employee will indemnify the Releasees from, and hold them harmless against, any claim, liability, penalty or tax consequence made by any local, state or federal administrative agency or court of competent jurisdiction for such unpaid taxes that are the responsibility of Employee, including costs and counsel fees incurred by the Releasees as a result of such claims. 9. Employee represents, warrants, and agrees that, together with the payment to Employee of Employee’s salary and all earned but unused vacation days Employee earned through his last day of employment with Company, the payments to Employee provided for herein fulfill and discharge all compensation obligations of Company and/or any other Releasee to Employee of any kind or character including but not limited to salary, unpaid vacation and personal days, bonus, STIP payment, severance pay, salary continuation, overtime compensation, compensatory time, notice, incentive compensation, and any other compensation and benefits to which Employee may have been entitled at and as of his last day of employment with Company under any plan, policy, program or contract. Employee further acknowledges, represents, warrants, and agrees that Employee is not entitled to any other compensation, benefits, or sums from Company and/or any other Releasee.

5   10. Employee represents, warrants, and agrees that: (a) he has not filed or otherwise cooperated in the authorization of the filing of any complaints, charges, or lawsuits against Company and/or any other Releasee; (b) he has the authority to enter into this Agreement as a binding obligation on himself and his personal representatives, heirs, estate, executors, transferees, agents, attorneys, successors, and assigns; (c) he has not assigned any rights, claims, demands, charges, obligations, damages, losses, causes of action, or suits of any kind and/or description, legal and/or equitable, against Company and/or any other Releasee to any person or entity; and (d) on his last day of employment, he will return to Company, and not retain, any and all Confidential Information (defined below) and other information of or concerning Company and/or any other Releasee in Employee’s possession or control, as well as all other Company-owned materials furnished to or acquired by Employee as a result of, or during the course of, Employee’s employment by Company. 11. Employee acknowledges that, following his last day of employment, he shall not represent himself to be an employee of Company or any other Releasee, nor take any action which may bind Company and/or any other Releasee with regard to any customer, supplier, vendor or any other party with whom Employee has had contact while performing his duties as an employee of Company. 12. Employee reaffirms his obligations set forth in each confidentiality, non-solicitation, and/or non-competition agreement that he entered into with Company, (collectively, “Non-Compete Agreements”). Employee further agrees that any breach of the Non-Compete Agreements shall also be deemed a breach of this Agreement. 13. Employee agrees that he will not, at any time, engage in any form of conduct, or make any statements or representations, that disparage, demean, impugn, or otherwise harm the reputation or goodwill of Company and/or any other Releasee, including but not limited to any current or former director, officer, employee or consultant thereof. Nothing in this Agreement prevents Employee from providing truthful statements in any legal proceeding or investigation by a governmental agency. Company shall not authorize any employee to engage in any form of conduct, or make any statements or representations that disparage, demean, impugn, or otherwise harm the reputation or goodwill of Employee. Nothing in this Agreement prevents Company or its employees from providing truthful statements in any legal proceeding or investigation by a government agency. This Paragraph does not, in any way, restrict or impede Employee from exercising protected rights, to the extent that such rights cannot be waived by agreement or from complying with any applicable law or regulation or a valid order of a court of competent jurisdiction or an authorized government agency, provided that such compliance does not exceed that required by the law, regulation or order. 14. For a period of one (1) year following the end of Employee’s employment with Company, Employee agrees that he will not, directly or indirectly: (a) hire away or participate or assist in the hiring away of any person employed by Company and/or any other Releasee on his last day of employment; or (b) solicit or encourage any person employed by Company and/or any other Releasee on or after his last day of employment to leave the employ of Company and/or any other Releasee. 15. For a period of one (1) year following the end of Employee’s employment with Company, Employee agrees that he will not, directly or indirectly, anywhere in the United States, in the same or similar capacity or role as performed by Employee for Company, engage in or assist any business or line of business that competes with the Business of Company, whether as consultant, employee, officer, director, or representative. For the purpose of the foregoing, the term “Business of Company” is limited to the business

6   conducted or contemplated to be conducted by each separate operating segment of Company to which Employee provided services or was assigned during the last twelve (12) months of Employee’s employment for Company. The geographical restriction imposed is nationwide, and Employee expressly acknowledges and agrees that Company is engaged in business nationwide and this restriction is reasonable and appropriate. 16. For a period of one (1) year following the end of Employee’s employment with Company, Employee agrees that he will not, directly or indirectly: (a) solicit or accept business of the same or similar nature offered by Company from any Customer of Company; or (b) take any action to cause any Customer of Company to divert business to a competitor of Company or decrease the amount of business it does with Company. For purposes of the foregoing, “Customer of Company” means any customer, distributor, or partner of Company with whom Employee did business with or had contact with (whether personally or jointly with or through the coordinated effort of others) or about whom Employee had access to Confidential Information, during the last twelve (12) months of Employee’s employment with Company. 17. For a period of two (2) years following the end of Employee’s employment with Company, Employee agrees that he will not, directly or indirectly, disclose any Confidential Information to any third party or otherwise use such Confidential Information for Employee’s own benefit or the benefit of others. “Confidential Information” means non-public information about or concerning Company, any other Releasee, and/or its and their customers, distributors, manufacturer representatives, and partners, that is of competitive value by virtue of not being available or known publicly, including but not limited to the following information provided that it meets such criteria: business strategies and plans; marketing strategies and plans; financial information; financial projections, sales forecasts, reports, and targets; existing and prospective customer, vendor, supplier, and distributor information, including sales and/or purchasing histories, and preferences; account terms, pricing, and margin information; product information; service data and histories; product plan designs; sales strategies and methods; technical information including intellectual property, inventions, discoveries, improvements, processes, devices, formulae, and designs whether patentable or not; and information entrusted to Company or any Releasee by third parties under a duty to preserve confidentiality. The Parties understand and agree that Employee’s undertakings and obligations under this Paragraph 17 do not apply, however, to any Confidential Information which: (i) is or becomes generally known to the public through no action on Employee’s part; (ii) is generally disclosed by Company and/or applicable Releasees to third parties without restriction on such third parties; (iii) is approved for release by written authorization of the Board of Directors of Company; or (iv) is required to be disclosed pursuant to summons, subpoena, order of judicial or administrative authority, or in connection with judicial proceedings to which Company and/or any other Releasee is a party, provided that Employee shall have given Company written notice of such intended disclosure as soon as possible and at least fourteen (14) calendar days prior to such disclosure in order to provide Company and/or any other Releasee with an opportunity to oppose and/or object to such disclosure. Employee understands and agrees that Confidential Information rising to the level of a “trade secret” under applicable law may not be used or disclosed to anyone (other than for the benefit of Company) at any time while the information is a trade secret. Trade secrets, as defined by applicable law, remain protected indefinitely while the information remains a trade secret. Employee acknowledges and agrees that Company and/or each Releasee may seek to enforce its and/or their rights as to trade secrets under state or federal law in addition to its rights and remedies under this Agreement beyond the two-year time limit applicable to Confidential Information expressed in this Agreement.

7   Employee is hereby notified in accordance with the Defend Trade Secrets Act of 2016 that, notwithstanding any other provision of this Agreement: (i) Employee will not be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that: a. is made: (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or b. is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. (ii) If Employee files a lawsuit for retaliation by Company and/or any other Releasee for reporting a suspected violation of law, Employee may disclose trade secrets to Employee’s attorney and use the trade secret information in the court proceeding if Employee: a. files any document containing the trade secret under seal; and b. does not disclose the trade secret, except pursuant to court order. 18. Nothing in this Agreement prohibits Employee from reporting possible violations of federal or state laws or regulations to any government agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission, Congress, the Internal Revenue Service, any agency Inspector General, the Equal Employment Opportunity Commission, the Illinois Human Rights Commission, and the Illinois Department of Human Rights, or making disclosures to any government agency or entity that is protected under the whistleblower protections of any applicable federal or state laws or regulations. Employee does not need prior authorization of Company to make any such reports or disclosures and is not required to notify Company that he has made such reports or disclosures. 19. Employee agrees, represents, and warrants that: (a) the restrictions set forth in Paragraphs 13 through 17 are reasonable in scope and duration (geographically, temporally, and by activity) and necessary to protect Company’s legitimate business interests; and (b) Company would have an inadequate remedy at law and suffer irreparable injury in the event of any breach or threatened breach by Employee. In the event of any breach or threatened breach, Company shall be entitled to temporary, preliminary, and permanent injunctive relief from a court of competent jurisdiction without necessity of posting bond (the requirement of which is hereby specifically waived by Employee) against Employee and anyone else acting in concert with Employee. Also, in the event of any breach or threatened breach, Company shall not be obligated to continue the availability or payment of separation benefits or other actions provided in Paragraphs 2 or 3 of this Agreement to Employee. The aforementioned recourse shall be in addition to, not in lieu of, legal remedies, monetary damages, or other available forms of relief. In addition, if a court of competent jurisdiction determines that any of the restrictions contained in Paragraphs 13 through 17 are invalid or unenforceable, the Court may modify and reform such restrictions to render them valid and enforceable to the fullest extent of the law, without impact on the remainder of this Agreement. Employee agrees that, in addition to these and other remedies that may be available by law, Company shall be entitled to payment from Employee of all of its costs incurred in enforcing this Agreement, including but not limited to its attorneys’ fees. If Employee shall be found in violation of Paragraphs 13 through 17 of this Agreement by a Court of competent jurisdiction, the time period of the restrictions set forth in Paragraphs 13 through 17 shall be extended by the length of time Employee is in violation.

8   20. Employee agrees to make himself available, at mutually convenient times, to Company and/or the other Releasees to provide reasonable cooperation and assistance with respect to areas and matters in which Employee was involved or knowledgeable during his employment, including any threatened or actual investigation, regulatory matter, and/or litigation, and to provide, if requested, information and counsel relating to ongoing matters of interest. Company will, of course, take into consideration Employee’s personal and business commitments, will give Employee as much advance notice as reasonably possible, and will ask that Employee be available at such time or times as are reasonably convenient to Employee and Company. Company also agrees to reimburse Employee for his actual out-of- pocket expenses incurred as a result of complying with this provision, subject to Employee’s submission of documentation acceptable to Company substantiating the expenses. However, no additional compensation shall be provided to Employee. 21. With the exceptions of the Non-Compete Agreements which shall remain in full force and effect, this Agreement contains the entire agreement between the Parties, and any and all prior agreements, representations, and understandings between the Parties, oral or written, express or implied, with respect to the subject matter hereof are hereby superseded and merged herein. This Agreement may not be revised or modified without the mutual written consent of the Parties. 22. Nothing contained in this Agreement, or the fact of its submission to Employee, shall be construed as an admission of any liability, violation of law, or wrongdoing on the part of Company or any other Releasee. Company and each other Releasee expressly deny any liability, violation of law, or wrongdoing. 23. The provisions of this Agreement are severable and, if any part of it is found to be unenforceable, such provision may be reformed by a Court of competent jurisdiction, to the extent necessary to make it enforceable to the fullest extent of the law, and the rest of this Agreement shall remain fully valid and enforceable. The language of all parts of this Agreement shall, in all cases, be construed as a whole, according to its fair meaning, and not strictly for or against either Party. 24. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures received by facsimile or email transmission shall be treated as being as effective as original ink signatures. 25. To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflict of law. Subject to the terms of this Paragraph 25 and except as set forth in this Agreement to the contrary, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association in accordance with its then- existing Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction. Such arbitration shall occur before a single arbitrator sitting in or within twenty (20) miles of Oak Brook, Illinois. However, Company may, in its sole discretion and within ten (10) days of receiving Employee’s notice of intent to arbitrate, give Employee a written notice that Company refuses to arbitrate the matter and that in order to resolve the controversy or claim, Employee must institute judicial proceedings in a court of competent jurisdiction. If no such notice is given to Employee, the matter will proceed in arbitration. Also, controversies or claims under any Non-Compete Agreements or Paragraphs 13 through 17 of this Agreement may be brought by a Party in a court of competent jurisdiction.

9   26. The provisions of this Agreement shall survive any termination of this Agreement when necessary to effectuate the intent and terms of this Agreement expressed herein. 27. This Agreement is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), or an exemption thereunder, and shall be construed and administered in accordance with Section 409A. Notwithstanding any other provision of this Agreement, payments provided under this Agreement may only be made upon an event and in a manner that complies with Section 409A or an applicable exemption and the Parties agree to revise this Agreement as necessary to comply with Section 409A or an exemption therefrom to fulfill the purpose of the voided provision. Any payments under this Agreement that may be excluded from Section 409A either as separation pay due to an involuntary separation from service, as a short-term deferral, or as a settlement payment pursuant to a bona fide legal dispute shall be excluded from Section 409A to the maximum extent possible. For purposes of Section 409A, any installment payments provided under this Agreement shall each be treated as a separate payment. To the extent required under Section 409A, any payments to be made under this Agreement upon a termination of employment shall only be made upon a "separation from service" under Section 409A. Notwithstanding the foregoing, neither Company nor any Releasee make any representation that the payments and benefits provided under this Agreement comply with Section 409A and in no event shall Company or any other Releasee be liable for all or any portion of any taxes, penalties, interest, or other expenses that may be incurred by Employee on account of non-compliance with Section 409A. 28. Each Releasee is an intended third-party beneficiary of this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto. 29. Employee represents, warrants, and agrees that he: (a) has read this Agreement in its entirety and understands all of its terms; (b) has been and is hereby advised by this Agreement to consult with an attorney before signing this Agreement; (c) knowingly, freely, and voluntarily assents to all of the terms and conditions set out in this Agreement, including without limitation the waiver, release, and covenants contained herein including rights or claims under the ADEA; (d) is executing this Agreement, including the waiver and release, in exchange for good and valuable consideration in addition to anything of value to which Employee is otherwise entitled; and (e) is not waiving or releasing rights or claims that may arise after the execution of this Agreement. 30. With respect to Employee’s release, waiver, and discharge of any and all claims under the ADEA set forth in Paragraph 4 of this Agreement (the “ADEA Release”), Employee has up to twenty-one (21) days following his receipt of this Agreement to review the ADEA Release and further, Employee has until seven (7) days following Employee’s execution of this Agreement to revoke the ADEA Release. In the event Employee timely revokes the ADEA Release, the ADEA Release will not become effective; however, all other provisions of this Agreement shall remain in full force and effect. In order to revoke the ADEA Release, Employee must give timely, written notice of the same to Shirley Paulson, Director of Compensation of Benefits, Corporate Human Resources, at 1415 W. 22nd Street, Oak Brook, Illinois 60523 or by e-mail at spaulson@federalsignal.com. The ADEA Release shall become effective on the first day after the expiration of the seven (7) day revocation period provided Employee has not previously revoked Employee’s acceptance. 31. With the exception of the ADEA Release which shall only become effective and enforceable in accordance with Paragraph 30 of this Agreement, this Agreement shall become effective and enforceable on the date executed by the Parties.

10   IN WITNESS WHEREOF, the Parties have caused this Separation Agreement and General Release to be executed on the dates specified below. AGREED: DANIEL A. DUPRÉ FEDERAL SIGNAL CORPORATION /s/ Daniel A. DuPré /s/ Diane I. Bonina . Diane I. Bonina Vice President, General Counsel & Secretary 9/9/2022 9/12/2022 Date Date

EXHIBIT A Daniel A. DuPré’s Amended and Restated 2020 and 2021 RSA Award Agreements

September 2, 2022 Federal Signal Corporation 2015 Executive Incentive Compensation Plan Amended and Restated Restricted Stock Award Agreement You have been selected to receive a grant of Restricted Stock (“Restricted Stock Award” or “RSA”) pursuant to the Federal Signal Corporation 2015 Executive Incentive Compensation Plan as amended (the "Plan"), as specified below: Participant: Daniel A. DuPré Date of Grant: May 8, 2020 Date of Amendment: September 2, 2022 Number of Shares of Restricted Stock Granted on Date of Grant: 3,372* Lapse of Restriction Date: (Restrictions placed on the Shares of Restricted Stock shall lapse on the date and in the amount listed): 2608 on September 2, 2022 This Amended and Restated Award is subject to the terms and conditions prescribed in the Plan and in the Federal Signal Corporation Amended and Restated Restricted Stock Award Agreement No. 2020 attached hereto and incorporated herein. Together, this Amended and Restated Award and the attached award agreement shall be referred to throughout each as the "Award Agreement." IN WITNESS WHEREOF, the parties have caused this Award Agreement to be executed as of the 2nd date of September 2022. PARTICIPANT: /s/ Daniel A. DuPré Daniel A. DuPré FEDERAL SIGNAL CORPORATION By: /s/ Jennifer L. Sherman Jennifer L. Sherman Chief Executive Officer Participant agrees to execute this Award Agreement and return one copy to Noelle Weber at Federal Signal Corporation, by one of the means prescribed by the Company within 45 days of September 2, 2022, or forfeit the restricted stock award. This document constitutes part of the prospectus covering securities that have been registered under the Securities Act of 1933, as amended. *Of this amount, 764 RSAs are forfeited, leaving 2608 RSAs subject to this Award Agreement.

1   This document constitutes part of the prospectus covering securities that have been registered under the Securities Act of 1933, as amended. FEDERAL SIGNAL CORPORATION AMENDED AND RESTATED RESTRICTED STOCK AWARD AGREEMENT NO. 2020 This Amended and Restated Award Agreement (“Award Agreement”), which includes the attached cover page, effective as of the Date of Grant, represents the grant of shares of restricted stock (the “Restricted Stock”) by the Company to the Participant named in this Award Agreement, pursuant to the provisions of the Plan. The Company established the Plan pursuant to which, among other things, options, stock appreciation rights, restricted stock and stock units, stock bonus awards, dividend equivalents and/or performance compensation awards may be granted to eligible persons. The Plan and this Award Agreement provide a complete description of the terms and conditions governing the Restricted Stock. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan’s terms shall completely supersede and replace the conflicting terms of this Award Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The Board of Directors and the Committee have determined that the interests of the Company will be advanced by encouraging and enabling certain of its employees to own shares of the Stock, and that Participant is one of those employees. The Plan Administrator has determined that it is in the best interest of the Company to amend and restate the existing award agreement to address the impact of Participant’s retirement (as determined by the Administrator) on the Award. NOW, THEREFORE, in consideration of services rendered and the mutual covenants herein contained, the parties agree as follows: Section 1. Certain Definitions As used in this Award Agreement, the following terms shall have the following meanings: A. “Affiliate” means with respect to any Person, any other Person (other than an individual) that controls, is controlled by, or is under common control with such Person. The term “control,” as used in this Award Agreement, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. “Controlled” and “controlling” have meanings correlative to the foregoing. B. “Board of Directors” means the board of directors of the Company. C. “Code” means the Internal Revenue Code of 1986, as amended. D. “Committee” means the Compensation and Benefits Committee of the Board of Directors or a subcommittee or other committee appointed to administer the Plan in accordance with the Plan. E. “Company” means Federal Signal Corporation, a Delaware corporation. F. “Date of Grant” means the date set forth on this Award Agreement. G. “Disability” shall have the meaning ascribed to that term in the Company’s long-term disability plan applicable to Participant, or if no such plan exists, at the discretion of the Committee and as determined by the Committee. H. “Fair Market Value” shall have the meaning set forth in the Plan. I. “Lapse of Restriction Date” means the date set forth on this Award Agreement. J. “Participant” means the individual shown as the recipient of an award of Restricted Stock, as set forth on this Award Agreement. K. “Person” means a “person” as such term is used for purposes of 13(d) or 14(d), or any successor section thereto, of the Securities Exchange Act of 1934, as amended, and any successor thereto.

2   L. “Stock” means the common stock of the Company. Section 2. Employment with the Company Except as may otherwise be provided in Sections 6A, 6B, 7 or 8, the Restricted Stock granted hereunder is granted on the condition that Participant remains an Employee of the Company from the Date of Grant through (and including) the Lapse of Restriction Date set forth in this Award Agreement (the “Period of Restriction”). This grant of Restricted Stock shall not confer any right to Participant (or any other participant) to be granted Restricted Stock or other awards in the future under the Plan. Section 3. Issuance of Restricted Stock; Certificate Legend Evidence of the issuance of the Restricted Stock pursuant to this Award Agreement may be accomplished in such manner as the Company or its authorized representatives shall deem appropriate, including, without limitation, electronic registration, book entry registration or issuance of a stock certificate or stock certificates in the name of Participant. In the event the Restricted Stock is issued in book-entry form, the depository and the Company's transfer agent shall be provided with appropriate notice referring to the terms, conditions and restrictions applicable to the Restricted Stock, together with such stop-transfer instructions as the Company deems appropriate. The Company may retain, at its option, the physical custody of any stock certificate representing any Restricted Stock, or require that such certificates be placed in escrow or trust, until all restrictions applicable thereto are removed or lapse. Participant shall promptly surrender to the Company for cancellation any stock certificate representing Restricted Stock that has been forfeited. Any stock certificates representing the Restricted Stock, when issued, shall bear appropriate legends with respect to the restrictions on transferability contained in the Plan and this Award Agreement and shall also bear appropriate legends required under the Securities Act of 1933, as amended. Section 4. Removal of Restrictions Except as may otherwise be provided herein and in the Plan, the shares of Restricted Stock granted pursuant to this Award Agreement shall become freely transferable by Participant on the date and in the amount set forth under the Lapse of Restriction Date set forth in this Award Agreement, subject to applicable federal and state securities laws. Once shares of Restricted Stock are no longer subject to any restrictions, Participant shall be entitled to have the legend or book entry registration required by Section 3 of this Award Agreement removed from the applicable stock certificates. Section 5. Voting Rights and Dividends During the Period of Restriction, Participant may exercise full voting rights and shall accrue all dividends and other distributions paid with respect to the shares of Restricted Stock while they are held. If any such dividends or distributions are paid in shares, such shares shall be subject to the same restrictions on transferability as are the shares of Restricted Stock with respect to which they were paid. Section 6. Termination of Employment A. If Participant dies or his or her employment is terminated by reason of Disability during the Period of Restriction, the Period of Restriction and the restrictions imposed on the shares of Restricted Stock held by Participant at the time of Participant’s death or Disability shall immediately lapse with all such Restricted Stock vesting and becoming freely transferable by Participant or his or her estate, subject to applicable federal and state securities laws. B. If Participant’s employment is terminated by reason of Participant’s retirement during the Period of Restriction on terms and conditions authorized in writing by the Committee, the Committee may exercise its discretion at or near Participant’s retirement date to provide that the Period of Restriction and restrictions imposed on some or all of the shares of Restricted Stock shall lapse on a date determined by Committee, with such shares of Restricted Stock vesting and becoming freely transferable by Participant, subject to applicable federal and state securities laws. In exercising its discretion under this Section 6B, the Committee shall consider whether Participant: (1) remained employed in good standing with the Company through Participant’s retirement date; (2) provided reasonable written notice to the Company of Participant’s intention to retire of no less than 12 weeks; (3) materially breached any statutory, contractual, or common law duties owed to Company or any material Company policy, including but not limited to post-employment non-competition, non-solicitation and confidentiality obligations; and (4) failed in good faith to provide to and perform for Company all reasonably requested duties and responsibilities in connection with the transition of Participant’s duties and responsibilities. In exercising its discretion, the Committee shall also consider:

3   (a) the financial status of the Company; (b) Company performance: (c) Company stock performance; and (d) where appropriate, input from Company management. In the event the Committee does not so exercise its discretion, Participant’s termination of employment by reason of retirement shall be considered a termination of employment for other reasons and Section 6C shall govern. C. If Participant’s employment terminates for any reason other than the reasons set forth in Sections 6A, 6B, 7 or 8, during the Period of Restriction, all shares of Restricted Stock held by Participant at the time of employment termination and still subject to a Period of Restriction or other restrictions shall be forfeited by Participant to the Company. The transfer of employment of Participant between the Company and any Affiliate (or between Affiliates) shall not be deemed a termination of employment for the purposes of this Award Agreement. Section 7. Change-in-Control In the event of a Change-in-Control of the Company during the Period of Restriction and prior to the Participant’s termination of employment with the Company and its Affiliates, the Period of Restriction and restrictions imposed on the shares of Restricted Stock shall immediately lapse, with all such shares of Restricted Stock vesting and becoming freely transferable by Participant, subject to applicable federal and state securities laws. Section 8. Acceleration of Vesting of Shares in the Event of Divestiture of Business Segment If the “Business Segment” (as that term is defined in this Section) in which Participant is primarily employed as of the “Divestiture Date” (as that term is defined in this Section) is the subject of a “Divestiture of a Business Segment” (as that term is defined in this Section), and such divestiture results in the termination of Participant’s employment with the Company and its Affiliates for any reason, the Period of Restriction and restrictions imposed on the shares of Restricted Stock subject to this Award Agreement shall immediately lapse, with all such shares of Restricted Stock vesting and becoming freely transferable by Participant, subject to applicable federal and state securities laws. For purposes of this Award Agreement, the term “Business Segment” shall mean a business line which the Company treats as a separate operating segment under the segment reporting rules under U.S. generally accepted accounting principles, which currently includes the following: Safety and Security Systems Group and Environmental Solutions Group. Likewise, the term “Divestiture Date” shall mean the date that a transaction constituting a Divestiture of a Business Segment is finally consummated. For purposes of this Award Agreement, the term “Divestiture of a Business Segment” means the following: A. When used with reference to the sale of stock or other securities of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, the sale, exchange, transfer, distribution or other disposition of the ownership, either beneficially or of record or both, by the Company or one of its Affiliates to “Nonaffiliated Persons” (as that term is defined in this Section) of 100% of either (a) the then-outstanding common stock (or the equivalent equity interests) of the Business Segment or (b) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment; B. When used with reference to the merger or consolidation of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, any such transaction that results in Nonaffiliated Persons owning, either beneficially or of record or both, one hundred percent (100%) of either (a) the then-outstanding common stock (or the equivalent equity interests) of the Business Segment or (b) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment; or C. When used with reference to the sale of the assets of the Business Segment, the sale, exchange, transfer, liquidation, distribution or other disposition of all or substantially all of the assets of the Business Segment necessary or required to operate the Business Segment in the manner that the Business Segment had been operated prior to the Divestiture Date. For purposes of this Award Agreement, the term “Nonaffiliated Persons” shall mean any persons or business entities which do not control, or which are not controlled by or under common control with, the Company. Section 9. Restrictions on Transfer Unless determined otherwise by the Committee pursuant to the terms of the Plan, during the Period of Restriction, shares of Restricted Stock granted pursuant to this Award Agreement may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated (a “Transfer”), other than by will or by the laws of descent

4   and distribution, except as provided in the Plan. If any Transfer, whether voluntary or involuntary, of shares of Restricted Stock is made, or if any attachment, execution, garnishment, or lien shall be issued against or placed upon the shares of Restricted Stock, Participant’s right to such shares of Restricted Stock shall be immediately forfeited by Participant to the Company, and this Award Agreement shall terminate. Section 10. Adjustment in Certain Events If there is any change in the Stock by reason of stock dividends or other distribution (whether in the form of securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Stock or other securities of the Company, or other similar corporate transaction or event, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, the Committee may, in its sole discretion, make such adjustments to the Restricted Stock that it deems necessary or appropriate and as it may deem equitable in Participant’s rights. Section 11. Tax Withholding Participant agrees to make adequate provision for any sums required to satisfy applicable federal, state, local and foreign income or employment taxes, which are Participant’s sole responsibility. The Company shall not be obligated to transfer any shares of Stock until Participant pays to the Company or any of its Affiliates in cash, or any other form of property, including Stock, acceptable to the Company, the amount required to be withheld from the wages or other amounts owing to Participant with respect to such shares. Further, the Company can withhold amounts for such taxes, in accordance with any tax withholding policy that may be adopted by the Company and is in effect from time to time with respect to equity awards under the Plan (including any method allowed under Section 16(c)(ii) of the Plan) irrespective of whether the amounts to be withheld exceed the lowest tax withholding amount that could be determined for the grantee under another tax withholding method. Participant may elect, subject to procedural rules adopted by the Committee, to satisfy the applicable withholding tax requirement, in whole or in part, by having the Company reduce the number of shares of Stock otherwise transferable under this Award Agreement having an aggregate Fair Market Value on the date the tax is to be determined, equal to such applicable withholding tax requirement. Notwithstanding any provision herein to the contrary, in no event shall the amount of such tax withholding exceed the maximum statutory tax rates (or such other rate as would not trigger a negative accounting impact), as determined by the Company in its sole discretion. Section 12. Other Tax Matters Participant shall review with his or her own tax advisors the federal, state, local and other tax consequences, including those in addition to any tax withholding obligations, of the investment in the Restricted Shares and the transactions contemplated by this Award Agreement. Participant has the right to file an election under Section 83 of the Code. The filing of the 83(b) election is the responsibility of Participant. Participant must notify the Company of the filing on or prior to the day of making the filing. Section 13. Section 409A This Award Agreement shall be construed consistent with the intention that it be exempt from Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However, notwithstanding any other provision of the Plan or this Award Agreement, if at any time the Committee determines that this Award (or any portion thereof) may be subject to Section 409A, the Committee shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan or this Award Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate either for this Award to be exempt from the application of Section 409A or to comply with the requirements of Section 409A. Section 14. Source of Payment Shares of Stock transferable to Participant, or Participant’s Beneficiary, under this Award Agreement may be either Treasury shares, authorized but unissued shares, or any combination of such stock. The Company shall have no duties to segregate or set aside any assets to secure Participant’s right to receive shares of Stock under this Award Agreement. Participant shall not have any rights with respect to transfer of shares of Stock under this Award Agreement other than the unsecured right to receive shares of Stock from the Company. Section 15. Continuation of Employment

5   This Award Agreement shall not confer upon Participant any right to continuation of employment by the Company or its Affiliates, nor shall this Award Agreement interfere in any way with the Company’s or its Affiliates’ right to terminate Participant’s employment at any time. Section 16. Beneficiary Designation Participant may designate a beneficiary or beneficiaries (contingently or successively) to receive any benefits that may be payable under this Award Agreement in the event of Participant’s death and, from time to time, may change his or her designated beneficiary (a “Beneficiary”). A Beneficiary may be a trust. A Beneficiary designation shall be made in writing in a form prescribed by the Company and delivered to the Company while Participant is alive. Each such designation shall revoke all prior designations by Participant with respect to Participant’s award under this Award Agreement. If Participant fails to so designate a beneficiary, or if no such designated beneficiary survives Participant, the beneficiary shall be deemed to be Participant’s spouse or, if Participant is unmarried at the time of death, Participant’s beneficiary shall be his or her estate. Section 17. Entire Award; Amendment This Award Agreement and the Plan constitute the entire agreement between the parties with respect to the terms and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto. The terms and conditions set forth in this Award Agreement may only be modified or amended in writing, signed by both parties. Section 18. Severability In the event any one or more of the provisions of this Award Agreement shall be held invalid, illegal or unenforceable in any respect in any jurisdiction, such provision or provisions shall be automatically deemed amended, but only to the extent necessary to render such provision or provisions valid, legal and enforceable in such jurisdiction, and the validity, legality and enforceability of the remaining provisions of this Award Agreement shall not in any way be affected or impaired thereby. Section 19. Miscellaneous A. This Award Agreement and the rights of Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. The Committee shall have the right to impose such restrictions on any Stock acquired pursuant to this Award Agreement, as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under applicable federal and state tax law, under the requirements of any stock exchange or market upon which such Stock is then listed and/or traded, and under any blue sky or state securities laws applicable to such Stock. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon Participant. B. The Committee may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may materially and adversely affect Participant’s rights under this Award Agreement, without the written consent of Participant. C. Participant agrees to take all steps necessary to comply with all applicable provisions of federal and state securities and tax laws in exercising his or her rights under this Award Agreement. D. This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. E. This Award (including any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any award or upon the receipt or resale of any Stock underlying the Award) shall be subject to the provisions of any clawback policy currently or subsequently implemented by the Company to the extent set forth in such policy. F. All obligations of the Company under the Plan and this Award Agreement, with respect to the Restricted Stock, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

6   G. To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflict of law. H. This Award Agreement may be executed in one or more counterparts, all of which taken together shall constitute one agreement and executed copies may be exchanged by .pdf to the other party by e-mail and accepted and treated as originals for any and all purposes.

  September 2, 2022 Federal Signal Corporation 2015 Executive Incentive Compensation Plan Amended and Restated Restricted Stock Award Agreement You have been selected to receive a grant of Restricted Stock (“Restricted Stock Award” or “RSA”) pursuant to the Federal Signal Corporation 2015 Executive Incentive Compensation Plan as amended (the "Plan"), as specified below: Participant: Daniel A. DuPré Date of Grant: May 6, 2021 Date of Amendment: September 2, 2022 Number of Shares of Restricted Stock Granted on Date of Grant: 2,333* Lapse of Restriction Date: (Restrictions placed on the Shares of Restricted Stock shall lapse on the date and in the amount listed): 1031 on September 2, 2022 This Amended and Restated Award is subject to the terms and conditions prescribed in the Plan and in the Federal Signal Corporation Amended and Restated Restricted Stock Award Agreement No. 2021 attached hereto and incorporated herein. Together, this Amended and Restated Award and the attached award agreement shall be referred to throughout each as the "Award Agreement." IN WITNESS WHEREOF, the parties have caused this Award Agreement to be executed as of the 2nd date of September 2022. PARTICIPANT: /s/ Daniel A. DuPré Daniel A. DuPré FEDERAL SIGNAL CORPORATION By: /s/ Jennifer L. Sherman_____________________ Jennifer L. Sherman Chief Executive Officer Participant agrees to execute this Award Agreement and return one copy to Noelle Weber at Federal Signal Corporation, by one of the means prescribed by the Company within 45 days of September 2, 2022, or forfeit the restricted stock award. This document constitutes part of the prospectus covering securities that have been registered under the Securities Act of 1933, as amended. *Of this amount, 1302 RSAs are forfeited, leaving 1031 RSAs subject to this Award Agreement.

1   This document constitutes part of the prospectus covering securities that have been registered under the Securities Act of 1933, as amended. FEDERAL SIGNAL CORPORATION AMENDED AND RESTATED RESTRICTED STOCK AWARD AGREEMENT NO. 2021 This Amended and Restated Award Agreement (“Award Agreement”), which includes the attached cover page, effective as of the Date of Grant, represents the grant of shares of restricted stock (the “Restricted Stock”) by the Company to the Participant named in this Award Agreement, pursuant to the provisions of the Plan. The Company established the Plan pursuant to which, among other things, options, stock appreciation rights, restricted stock and stock units, stock bonus awards, dividend equivalents and/or performance compensation awards may be granted to eligible persons. The Plan and this Award Agreement provide a complete description of the terms and conditions governing the Restricted Stock. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan’s terms shall completely supersede and replace the conflicting terms of this Award Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The Board of Directors and the Committee have determined that the interests of the Company will be advanced by encouraging and enabling certain of its employees to own shares of the Stock, and that Participant is one of those employees. The Plan Administrator has determined that it is in the best interest of the Company to amend and restate the existing award agreement to address the impact of Participant’s retirement (as determined by the Administrator) on the Award. NOW, THEREFORE, in consideration of services rendered and the mutual covenants herein contained, the parties agree as follows: Section 1. Certain Definitions As used in this Award Agreement, the following terms shall have the following meanings: A. “Affiliate” means with respect to any Person, any other Person (other than an individual) that controls, is controlled by, or is under common control with such Person. The term “control,” as used in this Award Agreement, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. “Controlled” and “controlling” have meanings correlative to the foregoing. B. “Board of Directors” means the board of directors of the Company. C. “Code” means the Internal Revenue Code of 1986, as amended. D. “Committee” means the Compensation and Benefits Committee of the Board of Directors or a subcommittee or other committee appointed to administer the Plan in accordance with the Plan. E. “Company” means Federal Signal Corporation, a Delaware corporation. F. “Date of Grant” means the date set forth on this Award Agreement. G. “Disability” shall have the meaning ascribed to that term in the Company’s long-term disability plan applicable to Participant, or if no such plan exists, at the discretion of the Committee and as determined by the Committee. H. “Fair Market Value” shall have the meaning set forth in the Plan. I. “Lapse of Restriction Date” means the date set forth on this Award Agreement. J. “Participant” means the individual shown as the recipient of an award of Restricted Stock, as set forth on this Award Agreement. K. “Person” means a “person” as such term is used for purposes of 13(d) or 14(d), or any successor section thereto, of the Securities Exchange Act of 1934, as amended, and any successor thereto. L. “Stock” means the common stock of the Company. Section 2. Employment with the Company Except as may otherwise be provided in Sections 6A, 6B, 7 or 8, the Restricted Stock granted hereunder is granted on the condition that Participant remains an Employee of the Company from the Date of Grant through (and including) the Lapse of Restriction Date set forth in this Award Agreement (the “Period of Restriction”).

2   This grant of Restricted Stock shall not confer any right to Participant (or any other participant) to be granted Restricted Stock or other awards in the future under the Plan. Section 3. Issuance of Restricted Stock; Certificate Legend Evidence of the issuance of the Restricted Stock pursuant to this Award Agreement may be accomplished in such manner as the Company or its authorized representatives shall deem appropriate, including, without limitation, electronic registration, book entry registration or issuance of a stock certificate or stock certificates in the name of Participant. In the event the Restricted Stock is issued in book-entry form, the depository and the Company's transfer agent shall be provided with appropriate notice referring to the terms, conditions and restrictions applicable to the Restricted Stock, together with such stop-transfer instructions as the Company deems appropriate. The Company may retain, at its option, the physical custody of any stock certificate representing any Restricted Stock or require that such certificates be placed in escrow or trust, until all restrictions applicable thereto are removed or lapse. Participant shall promptly surrender to the Company for cancellation any stock certificate representing Restricted Stock that has been forfeited. Any stock certificates representing the Restricted Stock, when issued, shall bear appropriate legends with respect to the restrictions on transferability contained in the Plan and this Award Agreement and shall also bear appropriate legends required under the Securities Act of 1933, as amended. Section 4. Removal of Restrictions Except as may otherwise be provided herein and in the Plan, the shares of Restricted Stock granted pursuant to this Award Agreement shall become freely transferable by Participant on the date and in the amount set forth under the Lapse of Restriction Date set forth in this Award Agreement, subject to applicable federal and state securities laws. Once shares of Restricted Stock are no longer subject to any restrictions, Participant shall be entitled to have the legend or book entry registration required by Section 3 of this Award Agreement removed from the applicable stock certificates. Section 5. Voting Rights and Dividends During the Period of Restriction, Participant may exercise full voting rights and shall accrue all dividends and other distributions paid with respect to the shares of Restricted Stock while they are held. If any such dividends or distributions are paid in shares, such shares shall be subject to the same restrictions on transferability as are the shares of Restricted Stock with respect to which they were paid. Section 6. Termination of Employment A. If Participant dies or his or her employment is terminated by reason of Disability during the Period of Restriction, the Period of Restriction and the restrictions imposed on the shares of Restricted Stock held by Participant at the time of Participant’s death or Disability shall immediately lapse with all such Restricted Stock vesting and becoming freely transferable by Participant or his or her estate, subject to applicable federal and state securities laws. B. If Participant’s employment is terminated by reason of Participant’s retirement during the Period of Restriction on terms and conditions authorized in writing by the Committee, the Committee may exercise its discretion at or near Participant’s retirement date to provide that the Period of Restriction and restrictions imposed on some or all of the shares of Restricted Stock shall lapse on a date determined by Committee, with such shares of Restricted Stock vesting and becoming freely transferable by Participant, subject to applicable federal and state securities laws. In exercising its discretion under this Section 6B, the Committee shall consider whether Participant: (1) remained employed in good standing with the Company through Participant’s retirement date; (2) provided reasonable written notice to the Company of Participant’s intention to retire of no less than 12 weeks; (3) materially breached any statutory, contractual, or common law duties owed to Company or any material Company policy, including but not limited to post-employment non-competition, non-solicitation and confidentiality obligations; and (4) failed in good faith to provide to and perform for Company all reasonably requested duties and responsibilities in connection with the transition of Participant’s duties and responsibilities. In exercising its discretion, the Committee shall also consider: (a) the financial status of the Company; (b) Company performance: (c) Company stock performance; and (d) where appropriate, input from Company management. In the event the Committee does not so exercise its discretion, Participant’s termination of employment by reason of retirement shall be considered a termination of employment for other reasons and Section 6C shall govern. C. If Participant’s employment terminates for any reason other than the reasons set forth in Sections 6A, 6B, 7 or 8, during the Period of Restriction, all shares of Restricted Stock held by Participant at the time of

3   employment termination and still subject to a Period of Restriction or other restrictions shall be forfeited by Participant to the Company. The transfer of employment of Participant between the Company and any Affiliate (or between Affiliates) shall not be deemed a termination of employment for the purposes of this Award Agreement. Section 7. Change-in-Control In the event of a Change-in-Control of the Company during the Period of Restriction and prior to the Participant’s termination of employment with the Company and its Affiliates, the Period of Restriction and restrictions imposed on the shares of Restricted Stock shall immediately lapse, with all such shares of Restricted Stock vesting and becoming freely transferable by Participant, subject to applicable federal and state securities laws. Section 8. Acceleration of Vesting of Shares in the Event of Divestiture of Business Segment If the “Business Segment” (as that term is defined in this Section) in which Participant is primarily employed as of the “Divestiture Date” (as that term is defined in this Section) is the subject of a “Divestiture of a Business Segment” (as that term is defined in this Section), and such divestiture results in the termination of Participant’s employment with the Company and its Affiliates for any reason, the Period of Restriction and restrictions imposed on the shares of Restricted Stock subject to this Award Agreement shall immediately lapse, with all such shares of Restricted Stock vesting and becoming freely transferable by Participant, subject to applicable federal and state securities laws. For purposes of this Award Agreement, the term “Business Segment” shall mean a business line which the Company treats as a separate operating segment under the segment reporting rules under U.S. generally accepted accounting principles, which currently includes the following: Safety and Security Systems Group and Environmental Solutions Group. Likewise, the term “Divestiture Date” shall mean the date that a transaction constituting a Divestiture of a Business Segment is finally consummated. For purposes of this Award Agreement, the term “Divestiture of a Business Segment” means the following: A. When used with reference to the sale of stock or other securities of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, the sale, exchange, transfer, distribution or other disposition of the ownership, either beneficially or of record or both, by the Company or one of its Affiliates to “Nonaffiliated Persons” (as that term is defined in this Section) of 100% of either (a) the then-outstanding common stock (or the equivalent equity interests) of the Business Segment or (b) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment; B. When used with reference to the merger or consolidation of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, any such transaction that results in Nonaffiliated Persons owning, either beneficially or of record or both, one hundred percent (100%) of either (a) the then-outstanding common stock (or the equivalent equity interests) of the Business Segment or (b) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment; or C. When used with reference to the sale of the assets of the Business Segment, the sale, exchange, transfer, liquidation, distribution or other disposition of all or substantially all of the assets of the Business Segment necessary or required to operate the Business Segment in the manner that the Business Segment had been operated prior to the Divestiture Date. For purposes of this Award Agreement, the term “Nonaffiliated Persons” shall mean any persons or business entities which do not control, or which are not controlled by or under common control with, the Company. Section 9. Restrictions on Transfer Unless determined otherwise by the Committee pursuant to the terms of the Plan, during the Period of Restriction, shares of Restricted Stock granted pursuant to this Award Agreement may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated (a “Transfer”), other than by will or by the laws of descent and distribution, except as provided in the Plan. If any Transfer, whether voluntary or involuntary, of shares of Restricted Stock is made, or if any attachment, execution, garnishment, or lien shall be issued against or placed upon the shares of Restricted Stock, Participant’s right to such shares of Restricted Stock shall be immediately forfeited by Participant to the Company, and this Award Agreement shall terminate.

4   Section 10. Adjustment in Certain Events If there is any change in the Stock by reason of stock dividends or other distribution (whether in the form of securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Stock or other securities of the Company, or other similar corporate transaction or event, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, the Committee may, in its sole discretion, make such adjustments to the Restricted Stock that it deems necessary or appropriate and as it may deem equitable in Participant’s rights. Section 11. Tax Withholding Participant agrees to make adequate provision for any sums required to satisfy applicable federal, state, local and foreign income or employment taxes, which are Participant’s sole responsibility. The Company shall not be obligated to transfer any shares of Stock until Participant pays to the Company or any of its Affiliates in cash, or any other form of property, including Stock, acceptable to the Company, the amount required to be withheld from the wages or other amounts owing to Participant with respect to such shares. Further, the Company can withhold amounts for such taxes, in accordance with any tax withholding policy that may be adopted by the Company and is in effect from time to time with respect to equity awards under the Plan (including any method allowed under Section 16(c)(ii) of the Plan) irrespective of whether the amounts to be withheld exceed the lowest tax withholding amount that could be determined for the grantee under another tax withholding method. Participant may elect, subject to procedural rules adopted by the Committee, to satisfy the applicable withholding tax requirement, in whole or in part, by having the Company reduce the number of shares of Stock otherwise transferable under this Award Agreement having an aggregate Fair Market Value on the date the tax is to be determined, equal to such applicable withholding tax requirement. Notwithstanding any provision herein to the contrary, in no event shall the amount of such tax withholding exceed the maximum statutory tax rates (or such other rate as would not trigger a negative accounting impact), as determined by the Company in its sole discretion. Section 12. Other Tax Matters Participant shall review with his or her own tax advisors the federal, state, local and other tax consequences, including those in addition to any tax withholding obligations, of the investment in the Restricted Shares and the transactions contemplated by this Award Agreement. Participant has the right to file an election under Section 83 of the Code. The filing of the 83(b) election is the responsibility of Participant. Participant must notify the Company of the filing on or prior to the day of making the filing. Section 13. Section 409A This Award Agreement shall be construed consistent with the intention that it be exempt from Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However, notwithstanding any other provision of the Plan or this Award Agreement, if at any time the Committee determines that this Award (or any portion thereof) may be subject to Section 409A, the Committee shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan or this Award Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate either for this Award to be exempt from the application of Section 409A or to comply with the requirements of Section 409A. Section 14. Source of Payment Shares of Stock transferable to Participant, or Participant’s Beneficiary, under this Award Agreement may be either Treasury shares, authorized but unissued shares, or any combination of such stock. The Company shall have no duties to segregate or set aside any assets to secure Participant’s right to receive shares of Stock under this Award Agreement. Participant shall not have any rights with respect to transfer of shares of Stock under this Award Agreement other than the unsecured right to receive shares of Stock from the Company. Section 15. Continuation of Employment This Award Agreement shall not confer upon Participant any right to continuation of employment by the Company or its Affiliates, nor shall this Award Agreement interfere in any way with the Company’s or its Affiliates’ right to terminate Participant’s employment at any time.

5   Section 16. Beneficiary Designation Participant may designate a beneficiary or beneficiaries (contingently or successively) to receive any benefits that may be payable under this Award Agreement in the event of Participant’s death and, from time to time, may change his or her designated beneficiary (a “Beneficiary”). A Beneficiary may be a trust. A Beneficiary designation shall be made in writing in a form prescribed by the Company and delivered to the Company while Participant is alive. Each such designation shall revoke all prior designations by Participant with respect to Participant’s award under this Award Agreement. If Participant fails to so designate a beneficiary, or if no such designated beneficiary survives Participant, the beneficiary shall be deemed to be Participant’s spouse or, if Participant is unmarried at the time of death, Participant’s beneficiary shall be his or her estate. Section 17. Entire Award; Amendment This Award Agreement and the Plan constitute the entire agreement between the parties with respect to the terms and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto. The terms and conditions set forth in this Award Agreement may only be modified or amended in writing, signed by both parties. Section 18. Severability In the event any one or more of the provisions of this Award Agreement shall be held invalid, illegal or unenforceable in any respect in any jurisdiction, such provision or provisions shall be automatically deemed amended, but only to the extent necessary to render such provision or provisions valid, legal and enforceable in such jurisdiction, and the validity, legality and enforceability of the remaining provisions of this Award Agreement shall not in any way be affected or impaired thereby. Section 19. Miscellaneous A. This Award Agreement and the rights of Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. The Committee shall have the right to impose such restrictions on any Stock acquired pursuant to this Award Agreement, as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under applicable federal and state tax law, under the requirements of any stock exchange or market upon which such Stock is then listed and/or traded, and under any blue sky or state securities laws applicable to such Stock. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon Participant. B. The Committee may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may materially and adversely affect Participant’s rights under this Award Agreement, without the written consent of Participant. C. Participant agrees to take all steps necessary to comply with all applicable provisions of federal and state securities and tax laws in exercising his or her rights under this Award Agreement. D. This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. E. This Award (including any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any award or upon the receipt or resale of any Stock underlying the Award) shall be subject to the provisions of any clawback policy currently or subsequently implemented by the Company to the extent set forth in such policy. F. All obligations of the Company under the Plan and this Award Agreement, with respect to the Restricted Stock, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company. G. To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflict of law.

6   H. This Award Agreement may be executed in one or more counterparts, all of which taken together shall constitute one agreement and executed copies may be exchanged by .pdf to the other party by e-mail and accepted and treated as originals for any and all purposes.

    EXHIBIT B Daniel A. DuPré’s Amended and Restated 2020 and 2021 PSU Award Agreements

      September 2, 2022 Federal Signal Corporation 2015 Executive Incentive Compensation Plan Amended and Restated Performance Share Unit Award Agreement You have been selected to receive this Performance Share Units ("PSUs") award ("Award") pursuant to the Federal Signal Corporation 2015 Executive Incentive Compensation Plan as amended (the "Plan"), as specified below: This Award is subject to the terms and conditions prescribed in the Plan and in the Federal Signal Corporation Amended and Restated Performance Share Unit Award Agreement No. 2020 attached hereto. This Amended and Restated Award Agreement supersedes the original award agreement dated May 8, 2020, in its entirety. Calculations of performance versus target, threshold and maximum values set forth in Appendix A attached hereto are made by the Administrator in accordance with the terms of the Plan and are final and binding. This document constitutes part of the prospectus covering securities that have been registered under the Securities Act of 1933, as amended. IN WITNESS WHEREOF, the parties have caused this Amended and Restated Award Agreement to be executed on this 2nd date of September 2022. PARTICIPANT: By: /s/ Daniel A. DuPré . Daniel A. DuPré FEDERAL SIGNAL CORPORATION By: /s/ Jennifer L. Sherman________ Jennifer L. Sherman Chief Executive Officer Participant agrees to execute this Amended and Restated Award Agreement and return one copy to Noelle Weber at Federal Signal Corporation at Federal Signal Corporation, 1415 W. 22nd Street, Suite 1100, Oak Brook, Illinois 60523. *Of this amount, 836 PSUs are forfeited, leaving 5909 PSUs subject to this Amended and Restated Award Agreement. Participant: Date of Grant: Date of Amendment: Number of PSUs Subject to this Award Agreement on Date of Grant: Performance and Vesting Periods: Daniel A. DuPré May 8, 2020 September 2, 2022 6,745* January 1, 2020, through December 31, 2022

  1    This document constitutes part of the prospectus covering securities that have been registered under the Securities Act of 1933, as amended. FEDERAL SIGNAL CORPORATION AMENDED AND RESTATED PERFORMANCE SHARE UNIT AWARD AGREEMENT NO. 2020 This Amended and Restated Award Agreement (“Award Agreement”), which includes the attached cover page and Appendix A, effective as of the Date of Grant, represents the grant of PSUs by the Company to Participant, pursuant to the provisions of the Federal Signal Corporation 2015 Executive Incentive Compensation Plan (the “Plan”). The Company established the Plan pursuant to which, among other things, options, stock appreciation rights, restricted stock and stock units, stock bonus awards, dividend equivalents and/or performance compensation awards may be granted to eligible persons. The Plan and this Award Agreement provide a complete description of the terms and conditions governing the PSUs. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan’s terms shall completely supersede and replace the conflicting terms of this Award Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The Board of Directors and the Committee have determined that the interests of the Company will be advanced by encouraging and enabling certain of its employees to own shares of Stock, and that Participant is one of those employees. The Administrator has determined that it is in the best interest of the Company to amend and restate the existing award agreement to address the impact of Participant’s retirement (as determined by the Administrator) on the Award. NOW, THEREFORE, in consideration of services rendered and the mutual covenants herein contained, the parties agree as follows: Section 1. Certain Definitions As used in this Award Agreement, the following terms shall have the following meanings: A. “Affiliate” means with respect to any Person, any other Person (other than an individual) that controls, is controlled by, or is under common control with such Person. The term “control,” as used in this Award Agreement, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. “Controlled” and “controlling” have meanings correlative to the foregoing. B. “Award” means the award provided for in Section 2. C. “Board of Directors” means the board of directors of the Company. D. “Code” means the Internal Revenue Code of 1986, as amended. E. “Committee” means the Compensation and Benefits Committee of the Board of Directors or a subcommittee or other committee appointed to administer the Plan in accordance with the Plan. F. “Company” means Federal Signal Corporation, a Delaware corporation. G. “Date of Grant” means the date set forth on this Award Agreement. H. “Disability” shall have the meaning ascribed to that term in the Company’s long-term disability plan applicable to Participant, or if no such plan exists, at the discretion of the Committee and as determined by the Committee. I. “Fair Market Value” shall have the meaning set forth in the Plan. J. “Participant” means the individual shown as the recipient of an award of PSUs, as set forth on this Award Agreement.

  2    K. “Performance Period” means the consecutive three-year calendar year period set forth in this Award Agreement. L. “Performance Share Units” or “PSUs” means the obligation of the Company to transfer the number of shares of Stock to Participant determined under Section 2, Section 4A (in the case of death or termination of employment by Disability), Section 4B (in the case of Change-in-Control), or Section 5 (in the case of Divestiture of a Business Segment) of this Award Agreement, as applicable, at the time provided in Section 6 of this Award Agreement, to the extent that the rights to such shares are vested at such time. M. “Person” means a “person” as such term is used for purposes of 13(d) or 14(d), or any successor section thereto, of the Securities Exchange Act of 1934, as amended, and any successor thereto. N. “Stock” means the common stock of the Company. O. “Vesting Period” means the consecutive three-year calendar year period set forth in this Award Agreement. Section 2. Award Subject to the terms of this Award Agreement, the Company awarded to Participant the number of PSUs set forth on this Award Agreement, effective as of the Date of Grant set forth on such instrument. On September 2, 2022, in connection with Participant’s retirement (as determined by the Administrator), the Company and Participant agreed to the accelerated vesting of 5909 PSUs originally awarded and to the forfeiture of the remaining 836 PSUs originally awarded. This Award entitles Participant to receive a whole number of shares of Stock as set forth on this Award Agreement equal to a percentage, from zero percent (0%) to two hundred percent (200%), based on the Company’s performance against the performance goals set forth, and as calculated in, Appendix A. The number of shares of Stock determined based on the Company’s performance against the performance goals set forth in Appendix A (or, if applicable, the formula set forth in Section 4A (in the case of death or termination of employment by Disability), the formula set forth in Section 4B (in the case of a Change-in-Control), or Section 5 (in the case of Divestiture of a Business Segment)), shall be distributable as provided in Section 6 of this Award Agreement, but only to the extent the rights to such shares are vested under either this Section 2, Section 4 or Section 5 of this Award Agreement. This grant of PSUs shall not confer any right to Participant (or any other participant) to be granted PSUs or other awards in the future under the Plan. The provisions of this Section 2 and Appendix A (Adjustments of Performance Criteria) of this Award Agreement and the applicable provisions of the Plan regarding Section 162(m) of the Code (including but not limited to Sections 4, 12 and 15(a) of the Plan) concerning actions with respect to awards designed to meet the standard of “performance-based” compensation under Section 162(m) of the Code shall apply only to the extent that Section 162(m) of the Code provides a “performance-based” compensation exception to the deduction limitations applicable thereunder. Notwithstanding anything to the contrary in this Award Agreement, the number of shares of Stock that may be earned under this Award Agreement cannot exceed the maximum number of shares of Stock provided for under the Plan. Section 3. Bookkeeping Account The Company shall record the number of PSUs subject to this Award Agreement to a bookkeeping account for Participant (the “Performance Share Unit Account”), subject to adjustment based on performance as set forth in Section 2 above. Participant’s Performance Share Unit Account shall be reduced by the number of PSUs, if any, forfeited in accordance with Section 4 and by the number of PSUs with respect to which shares of Stock were transferred to Participant in accordance with Section 6. Section 4. Vesting Subject to the accelerated vesting provisions provided below, the number of PSUs determined under Section 2 above shall vest on the last day of the Vesting Period, if Participant remains employed by the Company or its Affiliate through such date.

  3    For the avoidance of doubt, if the Company fails to achieve a performance goal at the threshold level, Participant shall be entitled to receive no shares of Stock subject to such performance goal, unless the deemed performance provisions in this Section specifically modify such result. If, during the Performance and Vesting Periods, while employed by the Company or its Affiliates: A. Participant dies or his or her employment terminates by reason of Disability, the number of vested PSUs subject to the Award shall be equal to the product of: (1) the number of full and partial months of Participant’s employment during the Performance Period divided by thirty-six (36) and (2) the greater of (a) one hundred percent (100%) of the PSUs subject to this Award Agreement, regardless of actual performance or (b) the number of PSUs that Participant would have been payable to Participant at the end of Performance Period based on actual Company performance during the entire Performance Period. B. A Change-in-Control occurs, the number of vested PSUs subject to this Award shall be the greater of (1) one hundred percent (100%) of the PSUs subject to this Award Agreement, regardless of actual performance or (2) the number of PSUs that would have been payable to Participant for the Performance Period based on the Company’s best estimate of projected Company performance through the end of the Performance Period, determined at the date of the Change-in-Control. In the event of a Change-in-Control following an event that would otherwise enable vesting at the end of the Performance and Vesting Periods under Section 4A, the provisions of this Section 4B shall control. For the avoidance of doubt, vesting under this Section 4B is not calculated on a pro-rata basis. C. Except as provided in Section 2 above, Section 5 below, and in certain limited instances where the Committee may exercise its discretion in determining the vesting implications of PSUs, if Participant’s employment with the Company and its Affiliates terminates for any other reason before the end of the Performance and Vesting Periods, all PSUs that are not vested at the time of such termination of employment (after first taking into account the accelerated vesting provisions of this Section 4) shall be forfeited. Section 5. Acceleration of Vesting of Shares in the Event of Divestiture of Business Segment If the “Business Segment” (as that term is defined in this Section) in which Participant is primarily employed as of the “Divestiture Date” (as that term is defined in this Section) is the subject of a “Divestiture of a Business Segment” (as that term is defined in this Section) during the Performance and Vesting Periods, and such divestiture results in the termination of Participant’s employment with the Company and its Affiliates for any reason during the Performance Period, the number of vested PSUs subject to the Award shall be equal to the product of: (1) the number of full and partial months of Participant’s employment during the Performance Period before the Divestiture Date, divided by thirty-six (36) and (2) one hundred percent (100%) of the PSUs subject to this Award Agreement, regardless of actual performance. For purposes of this Award Agreement, the term “Business Segment” shall mean a business line which the Company treats as a separate operating segment under the segment reporting rules under U.S. generally accepted accounting principles, which currently includes the following: Safety and Security Systems Group and Environmental Solutions Group. Likewise, the term “Divestiture Date” shall mean the date that a transaction constituting a Divestiture of a Business Segment is finally consummated. For purposes of this Award Agreement, the term “Divestiture of a Business Segment” means the following: A. When used with a reference to the sale of stock or other securities of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, the sale, exchange, transfer, distribution or other disposition of the ownership, either beneficially or of record or both, by the Company or one of its Affiliates to “Nonaffiliated Persons” (as that term is defined in this Section) of one hundred percent (100%) of either (i) the then-outstanding common stock (or the equivalent equity interests) of the Business Segment or (ii) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment; B. When used with reference to the merger or consolidation of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, any such transaction that results in Nonaffiliated Persons owning, either beneficially or of record or both, one hundred percent (100%) of either (i) the then-outstanding common stock (or the equivalent equity interests) of the Business Segment or (ii) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment; or

  4    C. When used with reference to the sale of the assets of the Business Segment, the sale, exchange, transfer, liquidation, distribution or other disposition of all or substantially all of the assets of the Business Segment necessary or required to operate the Business Segment in the manner that the Business Segment had been operated prior to the Divestiture Date. For purposes of this Award Agreement, the term “Nonaffiliated Persons” shall mean any persons or business entities which do not control, or which are not controlled by or under common control with, the Company. Section 6. Distribution of Shares A. Except as specifically provided to the contrary in Section 6B, the number of shares of Stock payable with respect to PSUs, as determined under Section 2 above, that become vested under this Award shall become distributable as of the end of the Vesting Period and shall be paid not later than March 15 in the year following the end of the Performance Period; provided however, that if it is impracticable to pay such shares of Stock by such date (e.g., due to the unavailability of audited financial statements or a Form S-8 registration statement for the shares), then the Committee may delay payment until it becomes administratively practicable to do so later that same year. B. The number of shares of Stock payable with respect to PSUs, as determined under Section 2 above, that vest prior to the end of the Vesting Period under either Section 4B or Section 5 of this Award Agreement shall become distributable on an accelerated basis as follows: (1) If a Change-in-Control occurs at any time before the end of the Vesting Period, then the number of earned shares of Stock with respect to PSUs that become vested under Section 4B of this Award Agreement shall become distributable on the date of the Change-in-Control. (2) If a Divestiture of a Business Segment occurs at any time before the end of the Vesting Period, and such divestiture results in the termination of Participant’s employment with the Company and its Affiliates for any reason, then the number of earned shares of Stock with respect to PSUs that become vested under this Award Agreement shall become distributable on the Divestiture Date, but only if that payment on that date is permissible under Section 409A of the Code. Section 7. Stockholder Rights Participant shall not have any of the rights of a stockholder of the Company with respect to PSUs until shares of Stock are issued to Participant. No dividend equivalent rights are provided under this Award Agreement. Section 8. Beneficiary Designation Participant may designate a beneficiary or beneficiaries (contingently or successively) to receive any benefits that may be payable under this Award Agreement in the event of Participant’s death and, from time to time, may change his or her designated beneficiary (a “Beneficiary”). A Beneficiary may be a trust. A Beneficiary designation shall be made in writing in a form prescribed by the Company and delivered to the Company while Participant is alive. Each such designation shall revoke all prior designations by Participant with respect to Participant’s award under this Award Agreement. If Participant fails to so designate a beneficiary, or if no such designated beneficiary survives Participant, the beneficiary shall be deemed to be Participant’s spouse or, if Participant is unmarried at the time of death, Participant’s beneficiary shall be his or her estate. In lieu of payment to Participant, a Beneficiary shall be paid shares of Stock under Section 6 at the same time and in the same form as Participant would have been paid but for Participant’s death. Section 9. Restrictions on Transfer PSUs awarded hereunder shall not be transferable by Participant. Except as may be required by the federal income tax withholding provisions of the Code or by the tax laws of any State, the interests of Participant and his or her Beneficiary(ies) under this Award Agreement are not subject to the claims of their respective creditors and may not be voluntarily or involuntarily sold, assigned, transferred, alienated, pledged, attached, encumbered or charged. Any attempt by Participant or a Beneficiary to sell, assign, transfer, alienate, pledge, attach, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. Section 10. Adjustment in Certain Events If there is any change in the Stock by reason of stock dividends or other distribution (whether in the form of securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Stock or other securities of the Company, or other similar

  5    corporate transaction or event, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, the Committee may, in its sole discretion, make such adjustments to the number of PSUs credited to Participant’s Performance Share Unit Account that it deems necessary or appropriate and as it may deem equitable in Participant’s rights. Section 11. Tax Withholding Participant agrees to make adequate provision for any sums required to satisfy applicable federal, state, local and foreign income or employment taxes, which are Participant’s sole responsibility. The Company shall not be obligated to transfer any shares of Stock until Participant pays to the Company or any of its Affiliates in cash, or any other form of property, including Stock, acceptable to the Company, the amount required to be withheld from the wages or other amounts owing to Participant with respect to such shares. Further, the Company can withhold amounts for such taxes, in accordance with any tax withholding policy that may be adopted by the Company and is in effect from time to time with respect to equity awards under the Plan (including any method allowed under Section 16(c)(ii) of the Plan) irrespective of whether the amounts to be withheld exceed the lowest tax withholding amount that could be determined for the grantee under another tax withholding method. Participant may elect, subject to procedural rules adopted by the Committee, to satisfy the applicable withholding tax requirement, in whole or in part, by having the Company reduce the number of shares of Stock otherwise transferable under this Award Agreement having an aggregate Fair Market Value on the date the tax is to be determined, equal to such applicable withholding tax requirement. Notwithstanding any provision herein to the contrary, in no event shall the amount of such tax withholding exceed the maximum statutory tax rates (or such other rate as would not trigger a negative accounting impact), as determined by the Company in its sole discretion. Section 12. Section 409A This Award Agreement shall be construed consistent with the intention that it be exempt from Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However, notwithstanding any other provision of the Plan or this Award Agreement, if at any time the Committee determines that this Award (or any portion thereof) may be subject to Section 409A, the Committee shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan or this Award Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate either for this Award to be exempt from the application of Section 409A or to comply with the requirements of Section 409A. Section 13. Source of Payment Shares of Stock transferable to Participant, or Participant’s Beneficiary, under this Award Agreement may be either Treasury shares, authorized but unissued shares, or any combination of such stock. The Company shall have no duties to segregate or set aside any assets to secure Participant’s right to receive shares of Stock under this Award Agreement. Participant shall not have any rights with respect to transfer of shares of Stock under this Award Agreement other than the unsecured right to receive shares of Stock from the Company. Section 14. Continuation of Employment This Award Agreement shall not confer upon Participant any right to continuation of employment by the Company or its Affiliates, nor shall this Award Agreement interfere in any way with the Company’s or its Affiliates’ right to terminate Participant’s employment at any time. Section 15. Entire Award; Amendment This Award Agreement and the Plan constitute the entire agreement between the parties with respect to the terms and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto. The terms and conditions set forth in this Award Agreement may only be modified or amended in writing, signed by both parties. Section 16. Severability In the event any one or more of the provisions of this Award Agreement shall be held invalid, illegal or unenforceable in any respect in any jurisdiction, such provision or provisions shall be automatically deemed amended, but only to the extent necessary to render such provision or provisions valid, legal and enforceable in such

  6    jurisdiction, and the validity, legality and enforceability of the remaining provisions of this Award Agreement shall not in any way be affected or impaired thereby. Section 17. Miscellaneous A. This Award Agreement and the rights of Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. The Committee shall have the right to impose such restrictions on any Stock acquired pursuant to this Award Agreement, as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under applicable federal and state tax law, under the requirements of any stock exchange or market upon which such Stock is then listed and/or traded, and under any blue sky or state securities laws applicable to such Stock. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon Participant. B. The Committee may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may materially and adversely affect Participant’s rights under this Award Agreement, without the written consent of Participant. C. Participant agrees to take all steps necessary to comply with all applicable provisions of federal and state securities and tax laws in exercising his or her rights under this Award Agreement. D. This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. E. This Award (including any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Stock underlying the Award) shall be subject to the provisions of any clawback policy currently or subsequently implemented by the Company to the extent set forth in such policy. F. All obligations of the Company under the Plan and this Award Agreement, with respect to these PSUs, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company. G. To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflict of law. H. This Award Agreement may be executed in one or more counterparts, all of which taken together shall constitute one agreement and executed copies may be exchanged by .pdf to the other party by e-mail and accepted and treated as originals for any and all purposes.

      September 2, 2022 Federal Signal Corporation 2015 Executive Incentive Compensation Plan Amended and Restated Performance Share Unit Award Agreement You have been selected to receive this Performance Share Units ("PSUs") award ("Award") pursuant to the Federal Signal Corporation 2015 Executive Incentive Compensation Plan as amended (the "Plan"), as specified below: This Award is subject to the terms and conditions prescribed in the Plan and in the Federal Signal Corporation Amended and Restated Performance Share Unit Award Agreement No. 2021 attached hereto. This Amended and Restated Award Agreement supersedes the original award agreement dated May 6, 2021, in its entirety. Calculations of performance versus target, threshold and maximum values set forth in Appendix A attached hereto are made by the Administrator in accordance with the terms of the Plan and are final and binding. This document constitutes part of the prospectus covering securities that have been registered under the Securities Act of 1933, as amended.  IN WITNESS WHEREOF, the parties have caused this Amended and Restated Award Agreement to be executed on this 2nd date of September 2022. PARTICIPANT: By: /s/ Daniel A. DuPré . Daniel A. DuPré FEDERAL SIGNAL CORPORATION By: /s/ Jennifer L. Sherman________ Jennifer L. Sherman Chief Executive Officer Participant agrees to execute this Amended and Restated Award Agreement and return one copy to Noelle Weber at Federal Signal Corporation at Federal Signal Corporation, 1415 W. 22nd Street, Suite 1100, Oak Brook, Illinois 60523. *Of this amount, 2333 PSUs are forfeited, leaving 2333 PSUs subject to this Amended and Restated Award Agreement. Participant: Date of Grant: Date of Amendment: Number of PSUs Subject to this Award Agreement on Date of Grant: Performance and Vesting Periods: Daniel A. DuPré May 6, 2021 September 2, 2022 4,666* January 1, 2021, through December 31, 2023

  i        This document constitutes part of the prospectus covering securities that have been registered under the Securities Act of 1933, as amended. FEDERAL SIGNAL CORPORATION PERFORMANCE SHARE UNIT AMENDED AND RESTATED AWARD AGREEMENT NO. 2021 This Amended and Restated Award Agreement (“Award Agreement”), which includes the attached cover page and Appendix A, effective as of the Date of Grant, represents the grant of PSUs by the Company to Participant, pursuant to the provisions of the Federal Signal Corporation 2015 Executive Incentive Compensation Plan (the “Plan”). The Company established the Plan pursuant to which, among other things, options, stock appreciation rights, restricted stock and stock units, stock bonus awards, dividend equivalents and/or performance compensation awards may be granted to eligible persons. The Plan and this Award Agreement provide a complete description of the terms and conditions governing the PSUs. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan’s terms shall completely supersede and replace the conflicting terms of this Award Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The Board of Directors and the Committee have determined that the interests of the Company will be advanced by encouraging and enabling certain of its employees to own shares of Stock, and that Participant is one of those employees. The Administrator has determined that it is in the best interest of the Company to amend and restate the existing award agreement to address the impact of Participant’s retirement (as determined by the Administrator) on the Award. NOW, THEREFORE, in consideration of services rendered and the mutual covenants herein contained, the parties agree as follows: Section 1. Certain Definitions As used in this Award Agreement, the following terms shall have the following meanings: A. “Affiliate” means with respect to any Person, any other Person (other than an individual) that controls, is controlled by, or is under common control with such Person. The term “control,” as used in this Award Agreement, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. “Controlled” and “controlling” have meanings correlative to the foregoing. B. “Award” means the award provided for in Section 2. C. “Board of Directors” means the board of directors of the Company. D. “Code” means the Internal Revenue Code of 1986, as amended. E. “Committee” means the Compensation and Benefits Committee of the Board of Directors or a subcommittee or other committee appointed to administer the Plan in accordance with the Plan. F. “Company” means Federal Signal Corporation, a Delaware corporation. G. “Date of Grant” means the date set forth on this Award Agreement. H. “Disability” shall have the meaning ascribed to that term in the Company’s long-term disability plan applicable to Participant, or if no such plan exists, at the discretion of the Committee and as determined by the Committee. I. “Fair Market Value” shall have the meaning set forth in the Plan.

  ii        J. “Participant” means the individual shown as the recipient of an award of PSUs, as set forth on this Award Agreement. K. “Performance Period” means the consecutive three-year calendar year period set forth in this Award Agreement. L. “Performance Share Units” or “PSUs” means the obligation of the Company to transfer the number of shares of Stock to Participant determined under Section 2, Section 4A (in the case of death or termination of employment by Disability), Section 4B (in the case of Change-in-Control), or Section 5 (in the case of Divestiture of a Business Segment) of this Award Agreement, as applicable, at the time provided in Section 6 of this Award Agreement, to the extent that the rights to such shares are vested at such time. M. “Person” means a “person” as such term is used for purposes of 13(d) or 14(d), or any successor section thereto, of the Securities Exchange Act of 1934, as amended, and any successor thereto. N. “Stock” means the common stock of the Company. O. “Vesting Period” means the consecutive three-year calendar year period set forth in this Award Agreement. Section 2. Award Subject to the terms of this Award Agreement, the Company awarded to Participant the number of PSUs set forth on this Award Agreement, effective as of the Date of Grant set forth on such instrument. On September 2, 2022, in connection with Participant’s retirement (as determined by the Administrator), the Company and Participant agreed to the accelerated vesting of 2333 PSUs originally awarded and to the forfeiture of the remaining 2333 PSUs originally awarded. This Award entitles Participant to receive a whole number of shares of Stock as set forth on this Award Agreement equal to a percentage, from zero percent (0%) to two hundred percent (200%), based on the Company’s performance against the performance goals set forth, and as calculated in, Appendix A. The number of shares of Stock determined based on the Company’s performance against the performance goals set forth in Appendix A (or, if applicable, the formula set forth in Section 4A (in the case of death or termination of employment by Disability), the formula set forth in Section 4B (in the case of a Change-in-Control), or Section 5 (in the case of Divestiture of a Business Segment)), shall be distributable as provided in Section 6 of this Award Agreement, but only to the extent the rights to such shares are vested under either this Section 2, Section 4 or Section 5 of this Award Agreement. This grant of PSUs shall not confer any right to Participant (or any other participant) to be granted PSUs or other awards in the future under the Plan. The provisions of this Section 2 and Appendix A (Adjustments of Performance Criteria) of this Award Agreement and the applicable provisions of the Plan regarding Section 162(m) of the Code (including but not limited to Sections 4, 12 and 15(a) of the Plan) concerning actions with respect to awards designed to meet the standard of “performance-based” compensation under Section 162(m) of the Code shall apply only to the extent that Section 162(m) of the Code provides a “performance-based” compensation exception to the deduction limitations applicable thereunder. Notwithstanding anything to the contrary in this Award Agreement, the number of shares of Stock that may be earned under this Award Agreement cannot exceed the maximum number of shares of Stock provided for under the Plan. Section 3. Bookkeeping Account The Company shall record the number of PSUs subject to this Award Agreement to a bookkeeping account for Participant (the “Performance Share Unit Account”), subject to adjustment based on performance as set forth in Section 2 above. Participant’s Performance Share Unit Account shall be reduced by the number of PSUs, if any, forfeited in accordance with Section 4 and by the number of PSUs with respect to which shares of Stock were transferred to Participant in accordance with Section 6.

  iii        Section 4. Vesting Subject to the accelerated vesting provisions provided below, the number of PSUs determined under Section 2 above shall vest on the last day of the Vesting Period, if Participant remains employed by the Company or its Affiliate through such date. For the avoidance of doubt, if the Company fails to achieve a performance goal at the threshold level, Participant shall be entitled to receive no shares of Stock subject to such performance goal, unless the deemed performance provisions in this Section specifically modify such result. If, during the Performance and Vesting Periods, while employed by the Company or its Affiliates: A. Participant dies or his or her employment terminates by reason of Disability, the number of vested PSUs subject to the Award shall be equal to the product of: (1) the number of full and partial months of Participant’s employment during the Performance Period divided by thirty-six (36) and (2) the greater of (a) one hundred percent (100%) of the PSUs subject to this Award Agreement, regardless of actual performance or (b) the number of PSUs that Participant would have been payable to Participant at the end of Performance Period based on actual Company performance during the entire Performance Period. B. A Change-in-Control occurs, the number of vested PSUs subject to this Award shall be the greater of (1) one hundred percent (100%) of the PSUs subject to this Award Agreement, regardless of actual performance or (2) the number of PSUs that would have been payable to Participant for the Performance Period based on the Company’s best estimate of projected Company performance through the end of the Performance Period, determined at the date of the Change-in-Control. In the event of a Change-in-Control following an event that would otherwise enable vesting at the end of the Performance and Vesting Periods under Section 4A, the provisions of this Section 4B shall control. For the avoidance of doubt, vesting under this Section 4B is not calculated on a pro-rata basis. C. Except as provided in Section 2 above, Section 5 below, and in certain limited instances where the Committee may exercise its discretion in determining the vesting implications of PSUs, if Participant’s employment with the Company and its Affiliates terminates for any other reason before the end of the Performance and Vesting Periods, all PSUs that are not vested at the time of such termination of employment (after first taking into account the accelerated vesting provisions of this Section 4) shall be forfeited. Section 5. Acceleration of Vesting of Shares in the Event of Divestiture of Business Segment If the “Business Segment” (as that term is defined in this Section) in which Participant is primarily employed as of the “Divestiture Date” (as that term is defined in this Section) is the subject of a “Divestiture of a Business Segment” (as that term is defined in this Section) during the Performance and Vesting Periods, and such divestiture results in the termination of Participant’s employment with the Company and its Affiliates for any reason during the Performance Period, the number of vested PSUs subject to the Award shall be equal to the product of: (1) the number of full and partial months of Participant’s employment during the Performance Period before the Divestiture Date, divided by thirty-six (36) and (2) one hundred percent (100%) of the PSUs subject to this Award Agreement, regardless of actual performance. For purposes of this Award Agreement, the term “Business Segment” shall mean a business line which the Company treats as a separate operating segment under the segment reporting rules under U.S. generally accepted accounting principles, which currently includes the following: Safety and Security Systems Group and Environmental Solutions Group. Likewise, the term “Divestiture Date” shall mean the date that a transaction constituting a Divestiture of a Business Segment is finally consummated. For purposes of this Award Agreement, the term “Divestiture of a Business Segment” means the following: A. When used with a reference to the sale of stock or other securities of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, the sale, exchange, transfer, distribution or other disposition of the ownership, either beneficially or of record or both, by the Company or one of its Affiliates to “Nonaffiliated Persons” (as that term is defined in this Section) of one hundred percent (100%) of either (i) the then-outstanding common stock (or the equivalent equity interests) of the Business Segment or (ii) the combined voting power of the then-outstanding voting securities of the Business Segment

  iv        entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment; B. When used with reference to the merger or consolidation of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, any such transaction that results in Nonaffiliated Persons owning, either beneficially or of record or both, one hundred percent (100%) of either (i) the then-outstanding common stock (or the equivalent equity interests) of the Business Segment or (ii) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment; or C. When used with reference to the sale of the assets of the Business Segment, the sale, exchange, transfer, liquidation, distribution or other disposition of all or substantially all of the assets of the Business Segment necessary or required to operate the Business Segment in the manner that the Business Segment had been operated prior to the Divestiture Date. For purposes of this Award Agreement, the term “Nonaffiliated Persons” shall mean any persons or business entities which do not control, or which are not controlled by or under common control with, the Company. Section 6. Distribution of Shares A. Except as specifically provided to the contrary in Section 6B, the number of shares of Stock payable with respect to PSUs, as determined under Section 2 above, that become vested under this Award shall become distributable as of the end of the Vesting Period and shall be paid not later than March 15 in the year following the end of the Performance Period; provided however, that if it is impracticable to pay such shares of Stock by such date (e.g., due to the unavailability of audited financial statements or a Form S-8 registration statement for the shares), then the Committee may delay payment until it becomes administratively practicable to do so later that same year. B. The number of shares of Stock payable with respect to PSUs, as determined under Section 2 above, that vest prior to the end of the Vesting Period under Section 4B of this Award Agreement shall become distributable on an accelerated basis as follows: If a Change-in-Control occurs at any time before the end of the Vesting Period, then the number of earned shares of Stock with respect to PSUs that become vested under Section 4B of this Award Agreement shall become distributable on the date of the Change-in-Control. Section 7. Stockholder Rights Participant shall not have any of the rights of a stockholder of the Company with respect to PSUs until shares of Stock are issued to Participant. No dividend equivalent rights are provided under this Award Agreement. Section 8. Beneficiary Designation Participant may designate a beneficiary or beneficiaries (contingently or successively) to receive any benefits that may be payable under this Award Agreement in the event of Participant’s death and, from time to time, may change his or her designated beneficiary (a “Beneficiary”). A Beneficiary may be a trust. A Beneficiary designation shall be made in writing in a form prescribed by the Company and delivered to the Company while Participant is alive. Each such designation shall revoke all prior designations by Participant with respect to Participant’s award under this Award Agreement. If Participant fails to so designate a beneficiary, or if no such designated beneficiary survives Participant, the beneficiary shall be deemed to be Participant’s spouse or, if Participant is unmarried at the time of death, Participant’s beneficiary shall be his or her estate. In lieu of payment to Participant, a Beneficiary shall be paid shares of Stock under Section 6 at the same time and in the same form as Participant would have been paid but for Participant’s death. Section 9. Restrictions on Transfer PSUs awarded hereunder shall not be transferable by Participant. Except as may be required by the federal income tax withholding provisions of the Code or by the tax laws of any State, the interests of Participant and his or

  v        her Beneficiary(ies) under this Award Agreement are not subject to the claims of their respective creditors and may not be voluntarily or involuntarily sold, assigned, transferred, alienated, pledged, attached, encumbered or charged. Any attempt by Participant or a Beneficiary to sell, assign, transfer, alienate, pledge, attach, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. Section 10. Adjustment in Certain Events If there is any change in the Stock by reason of stock dividends or other distribution (whether in the form of securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Stock or other securities of the Company, or other similar corporate transaction or event, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, the Committee may, in its sole discretion, make such adjustments to the number of PSUs credited to Participant’s Performance Share Unit Account that it deems necessary or appropriate and as it may deem equitable in Participant’s rights. Section 11. Tax Withholding Participant agrees to make adequate provision for any sums required to satisfy applicable federal, state, local and foreign income or employment taxes, which are Participant’s sole responsibility. The Company shall not be obligated to transfer any shares of Stock until Participant pays to the Company or any of its Affiliates in cash, or any other form of property, including Stock, acceptable to the Company, the amount required to be withheld from the wages or other amounts owing to Participant with respect to such shares. Further, the Company can withhold amounts for such taxes, in accordance with any tax withholding policy that may be adopted by the Company and is in effect from time to time with respect to equity awards under the Plan (including any method allowed under Section 16(c)(ii) of the Plan) irrespective of whether the amounts to be withheld exceed the lowest tax withholding amount that could be determined for the grantee under another tax withholding method. Participant may elect, subject to procedural rules adopted by the Committee, to satisfy the applicable withholding tax requirement, in whole or in part, by having the Company reduce the number of shares of Stock otherwise transferable under this Award Agreement having an aggregate Fair Market Value on the date the tax is to be determined, equal to such applicable withholding tax requirement. Notwithstanding any provision herein to the contrary, in no event shall the amount of such tax withholding exceed the maximum statutory tax rates (or such other rate as would not trigger a negative accounting impact), as determined by the Company in its sole discretion. Section 12. Section 409A This Award Agreement shall be construed consistent with the intention that it be exempt from Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However, notwithstanding any other provision of the Plan or this Award Agreement, if at any time the Committee determines that this Award (or any portion thereof) may be subject to Section 409A, the Committee shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan or this Award Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate either for this Award to be exempt from the application of Section 409A or to comply with the requirements of Section 409A. Section 13. Source of Payment Shares of Stock transferable to Participant, or Participant’s Beneficiary, under this Award Agreement may be either Treasury shares, authorized but unissued shares, or any combination of such stock. The Company shall have no duties to segregate or set aside any assets to secure Participant’s right to receive shares of Stock under this Award Agreement. Participant shall not have any rights with respect to transfer of shares of Stock under this Award Agreement other than the unsecured right to receive shares of Stock from the Company.

  vi        Section 14. Continuation of Employment This Award Agreement shall not confer upon Participant any right to continuation of employment by the Company or its Affiliates, nor shall this Award Agreement interfere in any way with the Company’s or its Affiliates’ right to terminate Participant’s employment at any time. Section 15. Entire Award; Amendment This Award Agreement and the Plan constitute the entire agreement between the parties with respect to the terms and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto. The terms and conditions set forth in this Award Agreement may only be modified or amended in writing, signed by both parties. Section 16. Severability In the event any one or more of the provisions of this Award Agreement shall be held invalid, illegal or unenforceable in any respect in any jurisdiction, such provision or provisions shall be automatically deemed amended, but only to the extent necessary to render such provision or provisions valid, legal and enforceable in such jurisdiction, and the validity, legality and enforceability of the remaining provisions of this Award Agreement shall not in any way be affected or impaired thereby. Section 17. Miscellaneous A. This Award Agreement and the rights of Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. The Committee shall have the right to impose such restrictions on any Stock acquired pursuant to this Award Agreement, as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under applicable federal and state tax law, under the requirements of any stock exchange or market upon which such Stock is then listed and/or traded, and under any blue sky or state securities laws applicable to such Stock. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon Participant. B. The Committee may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may materially and adversely affect Participant’s rights under this Award Agreement, without the written consent of Participant. C. Participant agrees to take all steps necessary to comply with all applicable provisions of federal and state securities and tax laws in exercising his or her rights under this Award Agreement. D. This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. E. This Award (including any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Stock underlying the Award) shall be subject to the provisions of any clawback policy currently or subsequently implemented by the Company to the extent set forth in such policy. F. All obligations of the Company under the Plan and this Award Agreement, with respect to these PSUs, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company. G. To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflict of law.

  vii        H. This Award Agreement may be executed in one or more counterparts, all of which taken together shall constitute one agreement and executed copies may be exchanged by .pdf to the other party by e-mail and accepted and treated as originals for any and all purposes.